UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2023

EQRX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40312	86-1691173
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Hampshire Street, Cambridge, MA	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 617-315-2255

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	EQRX	The Nasdaq Global Market
Warrants to purchase one share of common stock at an exercise price of $11.50	EQRXW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.

G1 Therapeutics

On August 1, 2023, EQRx, Inc. (EQRx) provided written notice to G1 Therapeutics (G1) of its termination of the Exclusive License Agreement dated July 22, 2020 between EQRx and G1 (the G1 Agreement), which termination will be effective in accordance with the terms of such agreement. The parties are in discussions regarding any transition activities.

Under the G1 Agreement, EQRx acquired an exclusive license for the research, development, and commercialization of lerociclib for the treatment, using an oral-only dosage administration by continuous administration for any and all indications in humans through the inhibition of CDK4/6 worldwide, with the exception of certain territories (such excluded territories, collectively, the G1 Territory). The license agreement also provided EQRx with a non-exclusive license in the G1 Territory to manufacture lerociclib for purposes of obtaining regulatory approval for, and commercialization of lerociclib for the treatment, using an oral-only dosage administration by continuous administration for any and all indications in humans through the inhibition of CDK4/6 outside of the G1 Territory. EQRx also received an exclusive license to develop lerociclib using an oral-only dosage administration by continuous administration for any and all indications in humans through the inhibition of CDK4/6 at its own cost and expense in its territory.

EQRx made an upfront non-refundable, non-creditable payment of $20.0 million to G1. Additionally, if EQRx had achieved all of the development and commercialization milestone events under the G1 Agreement, G1 would have been eligible to receive (i) up to $40.0 million in development and regulatory milestone payments, and (ii) up to $250.0 million in sales milestone payments. G1 would have also been entitled to royalty payments under the G1 Agreement.

Hansoh

On August 1, 2023, EQRx provided written notice to Hansoh (Shanghai) Healthtech Co., LTD. and Jiangsu Hansoh Pharmaceutical Group Company LTD. (Hansoh) of its termination of the Strategic Collaboration License Agreement dated July 22, 2020 between EQRx and Hansoh (as amended, the Hansoh Agreement), which termination will be effective in accordance with the terms of such agreement. The parties are in discussions regarding any transition activities.

Under the Hansoh Agreement, EQRx acquired an exclusive license for the research, development and commercialization of aumolertinib, a third generation EGFR inhibitor, worldwide, with the exception of mainland China, Hong Kong, Macau and Taiwan (the Hansoh Territory). The Hansoh Agreement also provided EQRx with a non-exclusive license in the Hansoh Territory to research and develop aumolertinib for purposes of obtaining regulatory approval for, and commercialization of aumolertinib for use outside of the Hansoh Territory. EQRx made an upfront non-refundable, non-creditable payment under the Hansoh Agreement of $25.0 million. Additionally, if EQRx had achieved all of the development and commercialization milestone events under the Hansoh Agreement, Hansoh would have been eligible to receive in total (i) up to $90.0 million in development and regulatory milestone payments, and (ii) up to $420.0 million in sales milestone payments. If Hansoh had elected to opt out of sharing certain global development costs in accordance with the terms of the Hansoh Agreement, the total potential development and regulatory payments Hansoh would have been eligible to receive would have been reduced to $55.0 million, and the total potential sales milestone payments would have been reduced to $350.0 million. Hansoh would have also been entitled to royalty payments under the Hansoh Agreement.

Item 2.05	Costs Associated with Exit or Disposal Activities.

On July 31, 2023, and in furtherance of its undertakings in that certain Agreement and Plan of Merger (the Merger Agreement) by and among EQRx, Revolution Medicines, Inc. and the merger subsidiaries party thereto, the EQRx board of directors approved a restructuring plan, which includes the termination of the Hansoh and G1 Agreements (discussed in item 1.02 of this Current Report on Form 8-K), among other agreements, as well as a phased company-wide reduction in headcount, all of which are part of a process to wind down and terminate its current product pipeline and other research and development. As a result of these actions, EQRx will incur material restructuring payments, such as employee-related termination costs and contract termination costs, all of which are expected to be substantially paid by the end of 2023, none of which are estimable at this time.

Forward-Looking Statements.

This Current Report on Form 8-K contains forward-looking statements within the meaning of federal securities laws, including the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Such statements are based upon current plans, estimates and expectations of management of Revolution Medicines, Inc. (“Revolution Medicines”) and EQRx, Inc. (“EQRx”) in light of historical results and trends, current conditions and potential future developments, and are subject to various risks and uncertainties that could cause actual results to differ materially from such statements. The inclusion of forward-looking statements should not be regarded as a representation that such plans, estimates and expectations will be achieved. Words such as “anticipate,” “expect,” “project,” “intend,” “believe,” “may,” “will,” “should,” “plan,” “could,” “continue,” “target,” “contemplate,” “estimate,” “forecast,” “guidance,” “predict,” “possible,” “potential,” “pursue,” “likely,” and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements. All statements, other than historical facts, including express or implied statements regarding the proposed transaction; the conversion of equity interests contemplated by the Merger Agreement; the issuance of common stock of Revolution Medicines contemplated by the Merger Agreement; the expected filing by Revolution Medicines of a registration statement and Joint Proxy Statement/Prospectus to be included therein; the expected timing of the closing of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions; the expected benefits of the proposed transaction; the competitive ability and position of the combined company; and any assumptions underlying any of the foregoing, are forward-looking statements. Important factors that could cause actual results to differ materially from Revolution Medicines’ and EQRx’s plans, estimates or expectations described in such forward-looking statements could include, but are not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Revolution Medicines’ and EQRx’s businesses and the price of their respective securities; (ii) uncertainties as to the timing of the consummation of the proposed transaction; (iii) the potential failure to receive, on a timely basis or otherwise, the required approvals of the proposed transaction, including stockholder approvals by both Revolution Medicines’ stockholders and EQRx’s stockholders, and the potential failure to satisfy the other conditions to the consummation of the transaction; (iv) that the proposed transaction may involve unexpected costs, liabilities or delays; (v) the effect of the announcement, pendency or completion of the proposed transaction on each of Revolution Medicines’ or EQRx’s ability to attract, motivate, retain and hire key personnel and maintain relationships with customers, distributors, suppliers and others with whom Revolution Medicines or EQRx does business, or on Revolution Medicines’ or EQRx’s operating results and business generally; (vi) that the proposed transaction may divert management’s attention from each of Revolution Medicines’ and EQRx’s ongoing business operations; (vii) the risk of any legal proceedings related to the proposed transaction or otherwise, or the impact of the proposed transaction thereupon, including resulting expense or delay; (viii) that Revolution Medicines or EQRx may be adversely affected by other economic, business and/or competitive factors; (ix) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement relating to the proposed transaction, including in circumstances which would require Revolution Medicines or EQRx to pay a termination fee; (x) the risk that restrictions during the pendency of the proposed transaction may impact Revolution Medicines’ or EQRx’s ability to pursue certain business opportunities or strategic transactions; (xi) the risk that Revolution Medicines or EQRx may be unable to obtain governmental and regulatory approvals required for the proposed transaction, or that required governmental and regulatory approvals may delay the consummation of the proposed transaction or result in the imposition of conditions that could reduce the anticipated benefits from the proposed transaction or cause the parties to abandon the proposed transaction; (xii) the risk that the anticipated benefits of the proposed transaction may otherwise not be fully realized or may take longer to realize than expected; (xiii) the impact of legislative, regulatory, economic, competitive and technological changes; (xiv) risks relating to the value of Revolution Medicines securities to be issued in the proposed transaction; (xv) the risk that integration of the proposed transaction post-closing may not occur as anticipated or the combined company may not be able to achieve the growth prospects expected from the transaction; (xvi) the effect of the announcement, pendency or completion of the proposed transaction on the market price of the common stock of each of Revolution Medicines and the common stock and publicly traded warrants of EQRx; (xvii) the implementation of each of Revolution Medicines’ and EQRx’s business model and strategic plans for product candidates and pipeline, and challenges inherent in developing, commercializing, manufacturing, launching, marketing and selling potential existing and new products; (xviii) the scope, progress, results and costs of developing Revolution Medicines’ and EQRx’s product candidates and any future product candidates, including conducting preclinical studies and clinical trials, and otherwise related to the research and development of Revolution Medicines’ and EQRx’s pipeline; (xix) the timing and costs involved in obtaining and maintaining regulatory approval for Revolution Medicines’ and EQRx’s current or future product candidates, and any related restrictions, limitations and/or warnings in the label of an approved product; (xx) the market for, adoption (including rate and degree of market acceptance) and pricing and reimbursement of Revolution Medicines’ and EQRx’s product candidates and their respective abilities to compete with therapies and procedures that are rapidly growing and evolving; (xxi) uncertainties in contractual relationships, including collaborations, partnerships, licensing or other arrangements and the performance of third-party suppliers and manufacturers; (xxii) the ability of each of Revolution Medicines and EQRx to establish and maintain intellectual property protection for products or avoid or defend claims of infringement; (xxiii) exposure to inflation, currency rate and interest rate fluctuations and risks associated with doing business locally and internationally, as well as fluctuations in the market price of each of Revolution Medicines’ and EQRx’s traded securities; (xxiv) risks relating to competition within the industry in which each of Revolution Medicines and EQRx operate; (xxv) the unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities; (xxvi) whether the termination of EQRx’s license agreements and/or discovery collaboration agreements may impact its or Revolution Medicines’ ability to license in additional programs in the future and the risk of delays or unforeseen costs in terminating such arrangements; (xxvii) risks that restructuring costs and charges may be greater than anticipated or incurred in different periods than anticipated; (xxviii) the risk that EQRx’s restructuring efforts may adversely affect its programs and its ability to recruit and retain skilled and motivated personnel, and may be distracting to employees and management; and (xxix) the risk that EQRx’s restructuring or wind-down efforts may negatively impact its business operations and reputation with or ability to serve counterparties or may take longer to realize than expected, as well as each of Revolution Medicines’ and EQRx’s response to any of the aforementioned factors. Additional factors that may affect the future results of Revolution Medicines and EQRx are set forth in their respective filings with the U.S. Securities and Exchange Commission (the “SEC”), including each of Revolution Medicines’ and EQRx’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, which are available on the SEC’s website at www.sec.gov. See in particular Item 1A of Revolution Medicines’ Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023 under the heading “Risk Factors,” and Item 1A of each of EQRx’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023 under the headings “Risk Factors.” The risks and uncertainties described above and in the SEC filings cited above are not exclusive and further information concerning Revolution Medicines and EQRx and their respective businesses, including factors that potentially could materially affect their respective businesses, financial conditions or operating results, may emerge from time to time. Readers are urged to consider these factors carefully in evaluating these forward-looking statements, and not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Readers should also carefully review the risk factors described in other documents that Revolution Medicines and EQRx file from time to time with the SEC. Except as required by law, each of Revolution Medicines and EQRx assume no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

Additional Information and Where to Find It

In connection with the proposed transaction, Revolution Medicines and EQRx plan to file with the SEC and mail or otherwise provide to their respective security holders a joint proxy statement/prospectus regarding the proposed transaction (as amended or supplemented from time to time, the “Joint Proxy Statement/Prospectus”). INVESTORS AND REVOLUTION MEDICINES’ AND EQRX’S RESPECTIVE SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE JOINT PROXY STATEMENT/PROSPECTUS IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY EACH OF REVOLUTION MEDICINES AND EQRX WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.

Revolution Medicines’ investors and security holders may obtain a free copy of the Joint Proxy Statement/Prospectus and other documents that Revolution Medicines files with the SEC (when available) from the SEC’s website at www.sec.gov and Revolution Medicines’ website at ir.revmed.com. In addition, the Joint Proxy Statement/Prospectus and other documents filed by Revolution Medicines with the SEC (when available) may be obtained from Revolution Medicines free of charge by directing a request to Eric Bonach, H/Advisors Abernathy at eric.bonach@h-advisors.global.

EQRx’s investors and security holders may obtain a free copy of the Joint Proxy Statement/Prospectus and other documents that EQRx files with the SEC (when available) from the SEC’s website at www.sec.gov and EQRx’s website at investors.eqrx.com. In addition, the Joint Proxy Statement/Prospectus and other documents filed by EQRx with the SEC (when available) may be obtained from EQRx free of charge by directing a request to EQRx’s Investor Relations at investors@eqrx.com.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Revolution Medicines, EQRx and their respective directors, executive officers, other members of management, certain employees and other persons may be deemed to be participants in the solicitation of proxies from the security holders of Revolution Medicines and EQRx in connection with the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of Revolution Medicines’ directors and executive officers in Revolution Medicines’ Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 27, 2023, and Revolution Medicines’ definitive proxy statement on Schedule 14A for its 2023 annual meeting of stockholders, which was filed with the SEC on April 26, 2023. To the extent holdings of Revolution Medicines’ securities by Revolution Medicines’ directors and executive officers have changed since the amounts set forth in such proxy statement, such changes have been or will be reflected on subsequent Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Security holders may obtain information regarding the names, affiliations and interests of EQRx’s directors and executive officers in EQRx’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 23, 2023, and in certain of EQRx’s Current Reports on Form 8-K. To the extent holdings of EQRx’s securities by EQRx’s directors and executive officers have changed since the amounts set forth in such Annual Report on Form 10-K, such changes have been or will be reflected on subsequent Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals in the proposed transaction will be included in the Joint Proxy Statement/Prospectus relating to the proposed transaction when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov, Revolution Medicines’ website at www.revmed.com and EQRx’s website at www.eqrx.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2023		EQRX, INC.

	By:	/s/ Melanie Nallicheri
	Name:	Melanie Nallicheri
	Title:	President and Chief Executive Officer